Financial Instruments (Current Derivative Assets and Liabilities) (Details) (Not Designated as Hedging Instrument [Member], Commodity Contract [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Assets [Member]
Fair value of commodity derivative assets and liabilities
Assets	$ 1,561	$ 0
Liabilities [Member]
Fair value of commodity derivative assets and liabilities
Liabilities	$ 0	$ 60